UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934
September 15, 2005
Date of Report (Date of Earliest Event Reported):
XYBERNAUT CORPORATION
(Exact Name of Registrant as Specified in its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

0-15086 (Commission File Number)	54-1799851 (I.R.S. Employer Identification Number)
12701 FAIR LAKES CIRCLE,
FAIRFAX, VIRGINIA,
22033
(Address of Principal Executive Offices) (Zip Code)
(703) 631-6925
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
As previously reported in Item 1.03 of the Form 8-K filed on July 26, 2005, Xybernaut Corporation (the “Company”) and its subsidiary, Xybernaut Solutions, Inc. (“XSI” and together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the Eastern District of Virginia (the “Bankruptcy Court”) on July 25, 2005.
On September 20, 2005, the Debtors filed with the Bankruptcy Court their Monthly Operating Reports for the month of August 2005 (the “Monthly Operating Reports”). A copy of the Monthly Operating Report for the Company is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the Monthly Operating Report for XSI is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The information contained in the Monthly Operating Reports is preliminary and subject to revision, and the Company cautions readers not to place undue reliance upon this information. The Monthly Operating Reports are unaudited, in a format prescribed by applicable bankruptcy laws, and had not been prepared in conformity with generally accepted accounting principles. The information in the Monthly Operating Reports might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in a periodic report filed pursuant to the Securities Exchange Act of 1934, as amended. The information set forth in the Monthly Operating Reports should not be viewed as indicative of future results and should not be used for investment purposes.
All statements, other than historical facts, included in the Monthly Operating Reports regarding the Debtors’ financial position, business strategy, and plans of management for future operations are “forward looking statements.” They are based on management’s beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as “expect,” “see,” “anticipate,” “intend,” “plan,” “believe,” “hope,” “estimate,” “consider,” or similar expressions are used. Such forward looking statements are not guarantees of future performance.
ITEM 8.01 OTHER EVENTS
On September 15, 2005, the Company and the Equity Committee issued a joint press release discussing their meeting on September 13, 2005. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99.1	Monthly Operating Report for the Company for the month of August 2005

99.2	Monthly Operating Report for XSI for the month of August 2005

99.3	Joint Press Release of the Company and the Equity Committee, dated September 15, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYBERNAUT CORPORATION

By:	/s/ Perry L. Nolen

Perry L. Nolen
President and
Chief Executive Officer
Dated: September 21, 2005